UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2023

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2023, the Board of Directors (the “Board”) of ENGlobal Corporation (the “Company”) elected Margaret K. Lassarat as an independent director to fill a vacancy in the Board. The Nominating Committee of the Board intends for Ms. Lassarat to stand for election to a full term at the Company’s 2023 annual meeting of shareholders.

The Company is not aware of any other arrangement or understanding between Ms. Lassarat and any other person pursuant to which Ms. Lassarat was elected to the Board. Ms. Lassarat will participate in the non-employee director compensation programs of the Company, as described in its most recent proxy statement, as such programs are amended from time to time.

Item 7.01 Regulation FD Disclosure.

On April 24, 2023, the Company issued a press release announcing Ms. Lassarat’s election to the Board. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press release dated April 24, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

April 24, 2023	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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